UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2005
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                           EMC INSURANCE GROUP INC.
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            (Exact name of registrant as specified in its charter)


            Iowa                          0-10956              42-623455
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(State or other jurisdiction of        (Commission       (I.R.S. Employer
         incorporation)                File Number)       Identification No.)


 717 Mulberry Street, Des Moines, Iowa                           50309
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(Address of principal executive office)                       (Zip Code)


                                (515) 280-2902
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 26, 2005, the Board of Directors of EMC Insurance Group Inc. approved the terms of compensation to be paid to non-employee directors during 2005. Compensation for non-employee directors for 2005 includes an annual retainer of $9,000 and an additional retainer of $4,000 for serving as the chair of the joint audit committee (which includes the audit committee of the Company's parent company, Employers Mutual Casualty Company). Compensation also includes board and committee meeting attendance fees of $1,200 per meeting and reimbursement of travel and business expenses. In addition, the non-employee directors are eligible to participate in Employers Mutual's Non-Employee Director Stock Option Plan. Under this plan, directors are granted an option to purchase the Company's common stock in an amount up to 100 percent of their annual retainer at an option price equal to 75 percent of the fair market value of the common stock on the option exercise date.


The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this report is based on management's current beliefs, assumptions and expectations of the Company's future performance, taking into account all information currently available to management. These beliefs, assumptions and expectations can change as the result of many possible events or factors, not all of which are known to management. If a change occurs, the Company's business, financial condition, liquidity, results of operations, plans and objectives may vary materially from those expressed in the forward-looking statements. The risks and uncertainties that may affect the actual results of the Company include, but are not limited to, the following: catastrophic events and the occurrence of significant severe weather conditions; the adequacy of loss and settlement expense reserves; state and federal legislation and regulations; changes in our industry, interest rates or the performance of financial markets and the general economy; rating agency actions and other risks and uncertainties inherent to the Company's business. When the Company uses the words "believe", "expect", "anticipate", "estimate" or similar expressions, the Company intends to identify forward-looking statements. You should not place undue reliance on these forward-looking statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMC INSURANCE GROUP INC.
                                    Registrant


                                    /s/ Bruce G. Kelley
                                    -------------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer


                                    /s/ Mark E. Reese
                                    -------------------------
                                    Mark E. Reese
                                    Senior Vice President &
                                    Chief Financial Officer
May 26, 2005